UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 24, 2016

FORMCAP CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-28847	1006772219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 West Liberty Street, Suite 880

Reno, Nevada 89501

(Address of Principal Executive Offices) (Zip Code)

(775) 285-5775

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On February 18, 2016, Formcap Corp. (the “Company”) announced that the Board has voted to cancel its pending reverse stock split. As described in further detail in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on December 2, 2015, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a 500:1 Reverse Stock Split (“Reverse Stock Split”) on November 25, 2015 (the “Record Date”). The effective date of the Reverse Stock Split was expected to be on or after January 2, 2016. The management believe it is the best interest for the Company to cancel its pending reverse stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FORMCAP CORP.

Dated: February 24, 2016	By:	/s/ Xianying Du
Xianying Du
President